                         TCW/DW MID-CAP EQUITY TRUST

                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   Since its inception on February 27, 1996, through November 30, 1996, TCW/DW Mid-Cap Equity Trust produced a total return of 9.20 percent. Over the same period, the Standard & Poor's Mid-Cap 400 Index registered a total return of 13.51 percent. Despite a poor showing in the last quarter of the fiscal year, technology stocks were one of the Fund's best-performing industry groups. This strength offset weakness in the consumer and healthcare sectors.

TCW/DW MID-CAP EQUITY TRUST
                               GROWTH OF $10,000

     DATE                   TOTAL            S&P MIDCAP IX           LIPPER IX
===============================================================================
February 27, 1996           $10000               $10000               $10000
-------------------------------------------------------------------------------
February 29, 1996           $ 9980               $10000               $10000
-------------------------------------------------------------------------------
March 31, 1996              $10350               $10120               $10199
-------------------------------------------------------------------------------
April 30, 1996              $11280               $10429               $10767
-------------------------------------------------------------------------------
May 31, 1996                $11700               $10569               $11117
-------------------------------------------------------------------------------
June 30, 1996               $11220               $10411               $10747
-------------------------------------------------------------------------------
July 31, 1996               $ 9760               $ 9706               $ 9794
-------------------------------------------------------------------------------
August 31, 1996             $10420               $10266               $10367
-------------------------------------------------------------------------------
September 30, 1996          $11280               $10714               $11013
-------------------------------------------------------------------------------
October 31, 1996            $10850               $10745               $10779
-------------------------------------------------------------------------------
November 30, 1996           $10420 (3)           $11351               $11190
===============================================================================

                            CUMULATIVE TOTAL RETURNS
                                  LIFE OF FUND

                        ==============================
                                    9.20 (1)
                        ------------------------------
                                    4.20 (2)
                        ==============================

         ============================================================
            ___ Fund   ___ S&P Midcap Index (4)   ___ Lipper Ix.(5)
         ============================================================

Past performance is not predictive of future returns.

---------------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (since inception 5%). See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 5% CDSC, assuming a complete redemption on November 30, 1996.
(4) The S&P Midcap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

   The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (February 27, 1996) through the fiscal year ended November 30, 1996, versus similar hypothetical investments in the issues that comprise the Standard & Poor's Mid-Cap 400 Index and the funds that comprise the Lipper Analytical Services, Inc. Mid-Cap Funds Index.

THE MARKETPLACE

   For the second consecutive year the total return performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) substantially exceeded the rise in its operating profits. In part, this reflects the capitalization-weighted nature of the Index and the outstanding profit performance of many of its most highly valued sectors. Even more so, however, the Index's strong performance reflected growing investor conviction in the prospects for continued moderate economic growth, benign inflation, suppressed credit demands and stable interest rates. This feeling comes amid post-election optimism that further fiscal reform could occur in 1997. In such an environment, it is logical to expect investors to discount earnings growth further into the future, but as Federal Reserve Board Chairman Alan Greenspan said recently, who knows when logic gives way to "irrational exuberance?"

   After rebounding in August, small-and mid-cap stocks underperformed large-caps dramatically. Year-to-date through November, the S&P 500 had appreciated 25.42 percent versus 19.07 percent for the S&P Mid-Cap 400 and
16.90 percent for the Lipper Analytical Services, Inc. Mid-Cap Fund Average. Flows of cash into index funds, foreign buying of well-recognized stocks and share buy-backs have all led to a decidedly more positive supply/demand advantage for large-cap stocks. In addition, recent months have seen heightened investor anxiety regarding the pace of economic growth. During these periods investors favor reputedly "safer" blue chips. This exacerbated the performance differential between small- and mid-caps and large-capitalization stocks.

THE PORTFOLIO

   At the end of the Fund's first fiscal year, the portfolio had net assets in excess of $205 million. Although a number of portfolio changes were made over the last nine months, there was little change in the weightings of broad industry sectors. Industry sectors that were increased include business services, healthcare, telecommunications and retail. Groups where representation was reduced include semiconductors and leisure. The portfolio's largest industry groups on November 30, 1996 were technology (31 percent of total net assets), healthcare related (18 percent), consumer (16 percent), and consumer and business services (27 percent).

   The Fund is invested in rapidly growing companies where earnings power and growth rates are considered underestimated by Wall Street consensus. In order to minimize the impact of a slowing economy, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), is emphasizing companies that focus on a specific market niche that is insulated from macroeconomic trends. These include healthcare companies (Medic Computer Systems, Inc. and Dura Pharmaceuticals, Inc. for example), which benefit from the intense pressure to lower costs; technology companies such as Siebel Systems, Inc. and Remedy Corp., which are exploiting the trend to client/server computing; service companies like Corporate Express, Inc. and Corrections Corp. of America, which are taking advantage of the move to outsourcing; and numerous companies that are well positioned demographically, such as Omnicare, Inc. and Gulf South Medical Supply Inc., whose growth is tied to our aging population.

   The Fund also holds stock in a number of companies that are benefiting from strong new-product cycles, which TCW believes can lead to accelerated earnings. Such new-product cycles that are driving the growth of many small companies include the development of the Internet, the creation of new drugs or medical devices, and new retail concepts that capture the attention of consumers with rising discretionary income.

OPPORTUNITIES IN MID-CAP STOCKS

   TCW believes that the dramatic growth of large-cap stocks is unjustified given the faster growth, higher profitability, better return on equity, lower leverage and better valuation of the mid-cap sector. In that connection, TCW sees one of two future outcomes becoming reality. Either large-caps will give up their relative gains or mid-caps will rise in line with their large-cap counterparts. Because many analysts hold bullish outlooks for an economy marked by continued modest growth with low inflation, TCW expects the latter scenario to occur. Further, TCW believes that stock picking success at this stage of the business expansion will depend principally upon company-specific profit dynamics, not on a rising economic tide.

GOING FORWARD

   Looking into 1997, TCW expects a year of moderate (two to three percent) economic growth, which could translate into a five to ten percent rise in S&P 500 profits. If interest rates remain relatively stable, the gain in stock prices should rise with earnings progress. If the economic and political stars line up favorably, enabling lower real interest rates to emerge, then the equity valuations could still increase proportionately. The reverse could also occur, however, if economic growth accelerates beyond current expectations and prompts a tightening of monetary policy by the Federal Reserve Board.

   On the basis of this outlook, TCW doubts that passive investment management strategies, relying on a broadly based expansion of values, will succeed in outperforming active management in 1997. Moreover, since the number of companies able to achieve exceptional earnings progress late in an economic cycle will be far fewer than in an earlier phase, the coming year will see the most successful stock pickers return to the forefront of performance.

   TCW continues to focus exclusively on the fundamentals of the companies held in the Fund's portfolio. As mentioned earlier, the Fund targets companies in emerging industries as well as those that are fundamentally reshaping established industries. There is no attempt to time the market, but rather, a concentration on company-specific investment issues such as pricing flexibility, market share gains and improved efficiencies. While this investment approach can and does lead to short-term volatility, for the longer-term investor these inevitable short-term declines represent additional buying opportunities. In the adviser's opinion, as long as the companies held in the Fund's portfolio are growing profitably, the market will ultimately reward the company's stock price.

   We appreciate your ongoing support of TCW/DW Mid-Cap Equity Trust and look forward to continuing to serve your investment needs.

                                          Very truly yours,

                                          /s/ Charles A. Fiumefreddo
                                          --------------------------
                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996
--------------------------------------------------------------------------------------------

  Number of
    Shares                                                                         Value
 ----------                                                                  --------------
            COMMON STOCKS (97.2%)
            ADVERTISING (1.4%)
   114,900  Outdoor Systems, Inc.*  ......................................... $  2,915,587
                                                                             --------------
            AUTO PARTS - ORIGINAL EQUIPMENT (2.4%)
   182,300  Miller Industries, Inc.*  .......................................    5,058,825
                                                                             --------------
            BROADCAST MEDIA (5.8%)
    69,700  Clear Channel Communications, Inc.*  ............................    4,809,300
   116,550  Infinity Broadcasting Corp. (Class A)*  .........................    3,744,169
    38,600  Lin Television Corp.*  ..........................................    1,544,000
   106,300  Westwood One, Inc.*  ............................................    1,753,950
                                                                             --------------
                                                                                11,851,419
                                                                             --------------
            COMMERCIAL SERVICES (14.8%)
    99,800  AccuStaff, Inc.*  ...............................................    2,020,950
    93,825  Apollo Group, Inc. (Class A)*  ..................................    2,427,722
   122,300  Corrections Corp. of America*  ..................................    3,042,212
   167,400  CUC International, Inc.*  .......................................    4,415,175
   167,900  Gartner Group, Inc. (Class A)*  .................................    6,128,350
    52,500  Paychex, Inc.  ..................................................    2,808,750
    88,800  Robert Half International, Inc.*  ...............................    3,307,800
   222,000  Romac International, Inc.*  .....................................    5,217,000
    32,900  TeleTech Holdings, Inc.*  .......................................    1,036,350
                                                                             --------------
                                                                                30,404,309
                                                                             --------------
            COMMUNICATIONS - EQUIPMENT & SOFTWARE (8.5%)
   134,900  Ascend Communications, Inc.*  ...................................    9,594,762
   113,600  Cascade Communications Corp.*  ..................................    7,810,000
                                                                             --------------
                                                                                17,404,762
                                                                             --------------
            COMPUTER SOFTWARE & SERVICES (19.1%)
    75,200  Baan Company, NV (Netherlands)  .................................    2,669,600
    41,900  Citrix Systems, Inc.*  ..........................................    1,864,550
    61,200  DST Systems, Inc.*  .............................................    1,981,350
    42,900  I2 Technologies, Inc.*  .........................................    1,630,200
    41,500  Inso Corp.*  ....................................................    1,768,937
    63,400  Medic Computer Systems, Inc.*  ..................................    2,123,900
    94,500  National Techteam, Inc.*  .......................................    2,043,562
    50,100  Netscape Communications Corp.*  .................................    2,799,336
    56,100  Peoplesoft, Inc.*  ..............................................    5,133,150
    53,600  Rational Software Corp.*  .......................................    1,849,200
    77,900  Remedy Corp.*  ..................................................    3,486,025
   151,000  Security Dynamics Technologies, Inc.*  ..........................    6,209,875
    47,300  Siebel Systems, Inc.*  ..........................................    2,093,025
    59,400  Sykes Enterprises, Inc.*  .......................................    2,531,925
    29,700  Xylan Corp.*  ...................................................    1,091,475
                                                                             --------------
                                                                                39,276,110
                                                                             --------------
            DRUGS (1.4%)
    76,200  Biogen, Inc.*  ..................................................    2,914,650
                                                                             --------------
            ELECTRONICS - SEMICONDUCTORS/COMPONENTS (2.3%)
   103,300  Maxim Integrated Products, Inc.*  ...............................    4,777,625
                                                                             --------------


TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996 (continued)
--------------------------------------------------------------------------------------------
  Number of
    Shares                                                                         Value
 ----------                                                                  --------------

            ENTERTAINMENT (2.5%)
   114,000  Mirage Resorts, Inc.*  .......................................... $  2,750,250
    71,450  Regal Cinemas, Inc.*  ...........................................    2,313,194
                                                                             --------------
                                                                                 5,063,444
                                                                             --------------
            FINANCIAL SERVICES (1.1%)
    86,300  Credit Acceptance Corp.*  .......................................    2,233,012
                                                                             --------------
            HOSPITAL MANAGEMENT (1.1%)
    99,750  Health Management Associates, Inc. (Class A)*  ..................    2,206,969
                                                                             --------------
            HOTELS/MOTELS (1.9%)
    59,400  HFS, Incorporated*  .............................................    3,846,150
                                                                             --------------
            INSURANCE (1.9%)
    55,200  Progressive Corp.  ..............................................    3,850,200
                                                                             --------------
            MANUFACTURING (0.7%)
   110,000  Oakley, Inc.*  ..................................................    1,526,250
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES (4.7%)
    85,000  Omnicare, Inc.  .................................................    2,592,500
    94,800  Physician Sales & Service, Inc.*  ...............................    1,872,300
    64,700  Safeskin Corp.*  ................................................    3,315,875
    52,850  Thermo Cardiosystems, Inc.*  ....................................    1,829,931
                                                                             --------------
                                                                                 9,610,606
                                                                             --------------
            MEDICAL SERVICES (5.6%)
    91,000  Gulf South Medical Supply Inc.*  ................................    2,616,250
    96,100  MedPartners, Inc.*  .............................................    2,186,275
    38,500  Oxford Health Plans, Inc.*  .....................................    2,228,188
   137,900  PhyCor, Inc.*  ..................................................    4,447,275
                                                                             --------------
                                                                                11,477,988
                                                                             --------------
            OFFICE EQUIPMENT & SUPPLIES (4.8%)
   168,100  Corporate Express, Inc.*  .......................................    4,706,800
    48,000  Global DirectMail Corp.*  .......................................    2,160,000
    96,300  Viking Office Products, Inc.*  ..................................    3,009,375
                                                                             --------------
                                                                                 9,876,175
                                                                             --------------
            PHARMACEUTICALS (2.0%)
   108,900  Dura Pharmaceuticals, Inc.*  ....................................    4,029,300
                                                                             --------------
            RESTAURANTS (3.8%)
   141,500  Boston Chicken, Inc.*  ..........................................    5,483,125
    66,500  Starbucks Corp.*  ...............................................    2,302,563
                                                                             --------------
                                                                                 7,785,688
                                                                             --------------
            RETAIL - SPECIALTY (6.0%)
    98,800  Bed Bath & Beyond, Inc.*  .......................................    2,568,800
    19,100  Blyth Industries, Inc.*  ........................................      828,463
   106,500  Just For Feet, Inc.*  ...........................................    2,502,750
    22,100  MSC Industrial Direct Co., Inc.*  ...............................      825,988
   219,200  PetSmart, Inc.*  ................................................    5,589,600
                                                                             --------------
                                                                                12,315,601
                                                                             --------------


TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996 (continued)
 --------------------------------------------------------------------------------------------
  Number of
    Shares                                                                         Value
 ----------                                                                  --------------

            TELECOMMUNICATION EQUIPMENT (3.6%)
   41,500   Advanced Fibre Communications, Inc.*  ........................... $  2,023,125
   83,300   Premisys Communications, Inc.*  .................................    4,269,125
   48,900   Westell Technologies, Inc. (Class A)*  ..........................    1,204,163
                                                                             --------------
                                                                                 7,496,413
                                                                             --------------
            TELECOMMUNICATIONS (1.4%)
   86,700   LCI International, Inc.*  .......................................    2,828,588
                                                                             --------------
            TEXTILES (0.4%)
   51,200   Mossimo, Inc.*  .................................................      774,400
                                                                             --------------
            TOTAL COMMON STOCKS
            (IDENTIFIED COST $173,946,849)  .................................  199,524,071
                                                                             --------------


 Principal
 Amount (in
 thousands)
-----------
            SHORT-TERM INVESTMENT (3.0%)
            REPURCHASE AGREEMENT
   $6,214    The Bank of New York 5.125% due 12/02/96 (dated 11/29/96;
             proceeds $6,216,435, collateralized by $10,532,020 Federal
             National Mortgage Association 0.00% due 04/25/19 valued at
             $2,938,585, and $4,388,782 Federal National Mortgage
             Association 0.00% due 09/25/23 valued at $3,399,472)
             (Identified Cost $6,213,782) ..................................     6,213,782
                                                                               ------------

          TOTAL INVESTMENTS (IDENTIFIED COST $180,160,631) (a)      100.2%     205,737,853
          LIABILITIES IN EXCESS OF OTHER ASSETS ..............       (0.2)        (463,761)
                                                                ---------- ----------------
          NET ASSETS .........................................      100.0%    $205,274,092
                                                                ========== ================

------------

   *    Non-income producing security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,993,023 and the aggregate gross unrealized depreciation is $9,415,801, resulting in net unrealized appreciation of $25,577,222.

                         See Notes to Financial Statements

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996
-----------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
 (identified cost $180,160,631) ...........   $205,737,853
Receivable for:
 Investments sold .........................        622,624
 Shares of beneficial interest sold  ......        421,775
 Interest .................................          1,769
 Dividends ................................          1,275
Deferred organizational expenses ..........        139,799
Prepaid expenses ..........................         32,281
                                            --------------
  TOTAL ASSETS ............................    206,957,376
                                            --------------
LIABILITIES:
Payable for:
 Investments purchased ....................      1,178,260
 Plan of distribution fee .................        160,191
 Management fee ...........................        100,553
 Investment advisory fee ..................         67,035
 Shares of beneficial interest repurchased          34,346
Organizational expenses ...................          3,000
Accrued expenses and other payables  ......        139,899
                                            --------------
  TOTAL LIABILITIES .......................      1,683,284
                                            --------------
NET ASSETS:
Paid-in-capital ...........................    191,272,847
Net unrealized appreciation ...............     25,577,222
Net realized loss .........................    (11,575,977)
                                            --------------
  NET ASSETS ..............................   $205,274,092
                                            ==============
NET ASSET VALUE PER SHARE, 18,802,811
 shares outstanding (unlimited shares
 authorized of $.01 par value) ............   $      10.92
                                            ==============


STATEMENT OF OPERATIONS For the period
February 27, 1996* through November 30, 1996
-----------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INCOME
  Interest ........................    $    564,850
  Dividends (net of $3,527 foreign
   withholding tax) ...............          85,353
                                     --------------
  TOTAL INCOME ....................         650,203
                                     --------------
 EXPENSES
  Plan of distribution fee ........       1,268,227
  Management fee ..................         793,626
  Investment advisory fee .........         529,084
  Transfer agent fees and expenses          190,530
  Professional fees ...............          66,358
  Registration fees ...............          58,779
  Shareholder reports and notices            34,251
  Trustees' fees and expenses  ....          31,995
  Organizational expenses .........          25,090
  Custodian fees ..................          20,422
  Other ...........................           2,597
                                     --------------
   TOTAL EXPENSES .................       3,020,959
                                     --------------
   NET INVESTMENT LOSS ............      (2,370,756)
                                     --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS):
  Net realized loss ...............     (11,575,977)
  Net unrealized appreciation  ....      25,577,222
                                     --------------
   NET GAIN .......................      14,001,245
                                     --------------
   NET INCREASE ...................    $ 11,630,489
                                     ==============

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                       For the period
                                                                     February 27, 1996*
                                                                  through November 30, 1996
                                                                 -------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment loss ..........................................        $ (2,370,756)
  Net realized loss ............................................         (11,575,977)
  Net unrealized appreciation ..................................          25,577,222
                                                                 -------------------------
   Net increase ................................................          11,630,489
 Net increase from transactions in shares of beneficial
 interest ......................................................         193,543,603
                                                                 -------------------------
   Net increase ................................................         205,174,092
NET ASSETS:
 Beginning of period ...........................................             100,000
                                                                 -------------------------
 END OF PERIOD .................................................        $205,274,092
                                                                 =========================

------------

*  Commencement of operations.



                      See Notes to Financial Statements

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Mid-Cap Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on February 27, 1996.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   A. Valuation of Investments -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to the procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

   B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
-----------------------------------------------------------

   C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

   E. Organizational Expenses -- InterCapital paid the organizational expenses of the Fund in the amount of approximately $165,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation,

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
----------------------------------------------------------

accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

   Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

   Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $9,625,354 at November 30, 1996.

   The Distributor has informed the Fund that for the year ended November 30, 1996, it received approximately $280,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1996 aggregated $225,209,991 and $39,687,497, respectively.

   For the year ended November 30, 1996, the Fund incurred $150 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $25,000.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
-----------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                         For the period
                       February 27, 1996*
                    through November 30, 1996
                 -----------------------------
                     Shares          Amount
                 -------------  --------------
Sold ...........   20,260,721     $209,433,376
Repurchased  ...   (1,467,910)     (15,889,773)
                 -------------  --------------
Net increase  ..   18,792,811     $193,543,603
                 =============  ==============

------------

*   Commencement of operations.

7. FEDERAL INCOME TAX STATUS -- At November 30, 1996, the Fund had a net capital loss carryover of approximately $11,576,000 which will be available through November 30, 2004 to offset future capital gains to the extent provided by regulations. As of November 30, 1996, the Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the period ended November 30, 1996, paid-in-capital was charged and net investment loss was credited $2,370,756.

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                            For the period
                                          February 27, 1996*
                                               through
                                          November 30, 1996
                                         ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..          $10.00
                                                ---------
Net investment loss ....................          (0.13)
Net realized and unrealized gain  ......            1.05
                                                ---------
Total from investment operations  ......            0.92
                                                ---------
Net asset value, end of period .........          $10.92
                                                =========
TOTAL INVESTMENT RETURN+ ...............            9.20 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................            2.28 %(2)
Net investment loss ....................           (1.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $205,274
Portfolio turnover rate ................              25 %(1)
Average commission rate paid ...........         $0.0577

------------

   *   Commencement of operations.

   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

   (1) Not annualized.

   (2) Annualized.

                      See Notes to Financial Statements

TCW/DW MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Mid-Cap Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Mid-Cap Equity Trust (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period February 27, 1996 (commencement of operations) through November 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 10, 1997

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc L. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Douglas S. Foreman
Vice President

Christopher J. Ainley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



T C W / D W

MID-CAP
EQUITY TRUST


[GRAPHIC OMITTED]



ANNUAL REPORT
NOVEMBER 30, 1996